SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
In July 2023, the Company signed an agreement for a $40.0 million facility to part finance the two Kamsarmax newbuildings to be delivered during the third quarter of 2023. The facility has a seven-year tenor and an interest rate of SOFR plus a margin of 175 basis points per annum.

Subsequent to quarter end, the Company has repurchased 125,000 shares at an average price of $7.3 for a total sum of $0.9 million.
Subsequent to the quarter ended June 30, 2023, two out of ten Kamsarmax newbuildings under construction were delivered to the Company, bringing the total to six delivered Kamsarmax. Subsequent to June 30, 2023, we paid the installments, totaling $51.9 million, for the six remaining Kamsarmax newbuilding contracts. Further, the last of the six newly acquired Newcastlemax vessels was delivered to the Company.

On August 29, 2023, our Board of Directors determined to announce a cash dividend to the Company's shareholders of $0.10 per share in respect of the second quarter of 2023, which is payable on or about September 19, 2023, to shareholders of record on September 11, 2023. Shareholders holding the Company's shares through the Euronext VPS may receive this cash dividend later, on or about September 21, 2023.